UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal, Suite 1500 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2019, Gogo Inc. issued a press release announcing certain preliminary first quarter 2019 financial results.

A copy of the press release is filed herewith as Exhibit 99.1.

Item 8.01	OTHER EVENTS

On April 15, 2019, Gogo Inc. issued a press release announcing that Gogo Intermediate Holdings LLC, a direct wholly-owned subsidiary of Gogo Inc. (“Intermediate Holdings”), and Gogo Finance Co. Inc., a direct wholly-owned subsidiary of Intermediate Holdings and an indirect wholly-owned subsidiary of Gogo Inc. (together with Intermediate Holdings, the “Issuers”), have commenced an offering of $900 million of senior secured notes (the “Notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Also on April 15, 2019, the Issuers elected to call for redemption in full all $690 million aggregate principal amount outstanding of their 12.500% senior secured notes due 2022 (the “2022 Notes”) in accordance with the terms of the indenture governing the 2022 Notes. On April 15, 2019, U.S. Bank National Association, the trustee for the 2022 Notes, delivered a notice of conditional full redemption to all registered holders of the 2022 Notes. The redemption is conditioned, among other things, upon the incurrence of indebtedness in connection with the proposed offering of Notes described above or from one or more other sources, in an amount satisfactory to the Issuers. The 2022 Notes are expected to be redeemed on May 15, 2019 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus a make-whole premium and accrued and unpaid interest to (but not including) the redemption date.

A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 15, 2019

99.2	Press Release dated April 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Barry Rowan
Barry Rowan Chief Financial Officer

Date: April 15, 2019